UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 27, 2012

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan	48106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 418-4400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On June 27, 2012, Aastrom Biosciences, Inc., a Michigan corporation (the “Company”), entered into separate warrant exchange agreements (collectively, the “Warrant Exchange Agreements”) with each of certain holders (collectively, the “Warrantholders”) of the Company’s outstanding warrants to purchase the Company’s common stock, no par value, (the “Common Stock”), issued in connection with the Company’s December 2010 public offering, with an exercise price of $3.22 and an expiration date of December 15, 2015 (the “Warrants”).  Pursuant to the Warrant Exchange Agreements, on June 27, 2012, the Company issued an aggregate of 3,833,334 shares of Common Stock to Great Point Partners and its affiliated investment funds, Heights Capital Management and its affiliated investment funds, Deerfield Capital and its affiliated investment funds, and Millenium Management and its affiliated investment funds in exchange for the surrender of an aggregate of 7,666,666 Warrants.

The form of Warrant Exchange Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Warrant Exchange Agreements, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

The issuance of shares of Common Stock in the warrant exchanges pursuant to the Warrant Exchange Agreements were made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(9) of the Securities Act. No proceeds have been or will be received and no commissions have been or will be paid by the Company in connection with the warrant exchanges pursuant to the Warrant Exchange Agreements.  On June 27, 2012, requisite holders of the Warrants consented to an amendment and modification of the Warrants to provide that the issuance of shares of Common Stock in exchange for the Warrants pursuant to the Warrant Exchange Agreements would not trigger any adjustment to the exercise price of the Warrants.

Item 3.02.   Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 3.03.   Material Modification to Rights of Security Holders.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 9.01.   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
10.1	Form of Warrant Exchange Agreement, dated June 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

Date: June 27, 2012	By:	/s/ Tim M. Mayleben
Name: Tim M. Mayleben
Title: Chief Executive Officer and President

Index to Exhibits

Exhibit Number	Description
10.1	Form of Warrant Exchange Agreement, dated June 27, 2012.